UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2008

Commission file number 333-113658

Sensus Metering Systems (Bermuda 2) Ltd.	Sensus Metering Systems Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8601 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4017

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 30, 2008, Alfred C. Giammarino resigned as the Chief Financial Officer of Sensus Metering Systems Inc. (the “Company”). Mr. Giammarino will continue to serve the Company in a consulting capacity, starting July 1, 2008, for a six-month period or until his replacement is hired, whichever is earlier. The Company has commenced a search for Mr. Giammarino’s permanent replacement. Mr. Giammarino’s resignation is for personal reasons and not due to any controversy or disagreement with the Company regarding its financial reporting or accounting policies or otherwise.

Mike Buchanan will serve as the interim Chief Financial Officer. At 49 years of age, Mr. Buchanan is a certified public accountant and has over 25 years of accounting and finance experience. In addition to serving as interim Chief Financial Officer, Mr. Buchanan will remain as the Company’s Director, Worldwide Tax, a position he has held since joining the Company in January 2005. Before joining the Company, Mr. Buchanan served, beginning in 2003, as Tax Manager for Infineon Technologies North America Corp. Prior to that, beginning in 1989, he worked at Morganite Industries, Inc., serving most recently as Vice President, North American Tax. From 1986 to 1989, Mr. Buchanan worked for Price Waterhouse. In connection with his service as interim Chief Financial Officer, effective June 1, 2008, Mr. Buchanan’s base salary will be $151,650 and he will be eligible to receive discretionary bonuses of up to 25% of his base salary under the Company’s management incentive plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 16, 2008 (filed on May 22, 2008)). In addition, he will receive a supplemental monthly payment of $5,000 for as long as he remains in the interim position.

There is no arrangement or understanding between Mr. Buchanan and any other person pursuant to which Mr. Buchanan was appointed as an officer of the Company. There are no relationships or related party transactions involving Mr. Buchanan or any member of his immediate family required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

Dated: May 30, 2008	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Executive Officer & President

SENSUS METERING SYSTEMS INC.

Dated: May 30, 2008	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Executive Officer & President